Exhibit 99.2

4Q 2021 Earnings Presentation NABORS INDUSTRIES LTD. February 8, 2021

Forward Looking Statements We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements. Such statements, including statements in this document that relate to matters that are not historical facts, are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations. Factors to consider when evaluating these forward-looking statements include, but are not limited to: the Covid-19 pandemic and its impact on oil and gas markets and prices; fluctuations and volatility in worldwide prices of and demand for oil and natural gas; fluctuations in levels of oil and natural gas exploration and development activities; fluctuations in the demand for our services; competitive and technological changes and other developments in the oil and gas and oilfield services industries; our ability to renew customer contracts in order to maintain competitiveness; the existence of operating risks inherent in the oil and gas and oilfield services industries; the possibility of the loss of one or a number of our large customers; the impact of long-term indebtedness and other financial commitments on our financial and operating flexibility; our access to and the cost of capital, including the impact of a further downgrade in our credit rating, covenant restrictions, availability under our revolving credit facility, and future issuances of debt or equity securities; our dependence on our operating subsidiaries and investments to meet our financial obligations; our ability to retain skilled employees; our ability to complete, and realize the expected benefits of, strategic transactions; changes in tax laws and the possibility of changes in other laws and regulation; the possibility of political or economic instability, civil disturbance, war or acts of terrorism in any of the countries in which we do business; the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes or sanctions; and general economic conditions, including the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all-inclusive, but is designed to highlight what we believe are important factors to consider. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC's website at www.sec.gov. Non-GAAP Financial Measures This presentation refers to certain “non-GAAP” financial measures, such as adjusted EBITDA, net debt and free cash flow. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of adjusted EBITDA to income (loss) from continuing operations before income taxes, net debt to total debt, and free cash flow to net cash provided by operating activities, which are their nearest comparable GAAP financial measures, as provided in the Appendix at the end of this presentation. N A B O R S . C O M2

Rapidly Improving Results (In Thousands) 4Q’201Q’212Q’21 3Q’214Q’21 Operating Revenues $443,396 $460,511$489,333 $524,165 $543,539 Gross Margin $169,118$169,857 $176,867 $187,627 $196,301 Adjusted EBITDA$108,114 $107,730 $117,322$125,232 $131,656 Free Cash Flow $65,740 $60,371 $67,913 $133,111 $50,156 Note: For Adjusted EBITDA and FCF see non-GAAP reconciliations in the Appendix N A B O R S . C O M3

4Q’21 Rig Utilization and Availability TOTAL U.S. LOWER 48 HIGH SPEC(2) U.S. OFFSHORE ALASKAINTERNATIONAL RIG FLEET(1)(2)330 152 75 3 3 71 46% 68% 25% 19% 53% ON REVENUE 111 1216 133 AVERAGE UTILIZATION (1) As of December 31, 2021 (2) Excludes non-high spec rigs in the Lower-48 Note: Subtotals may not foot due to rounding N A B O R S . C O M4

N A B O R S . C O M Recent Highlights Note: For adjusted EBITDA, FCF and Net Debt see non-GAAP reconciliations in the Appendix 4Q 2021 adjusted EBITDA of $132M All segments strengthening Resilience in International Drilling margins Strengthening margins in the L48 businesses Combined Drilling and Solutions daily margin of more than $9,270 Combined gross margin reached $65.1 million, and delivered margins of 36.2% Generated FCF of $50M in 4Q 2021 •2021 FCF of $312M •Reduced Net Debt by $32M during 4Q 2021 •Improved Net Debt by $216M since YE 2020 Improving liquidity •Issued $700M of new senior notes due in 2027 •Executed a new revolving credit facility, expires in 2026 Drilling Solutions growth in new products and L48 market penetration 4Q21 adjusted EBITDA of $20M, 25% growth vs 3Q Compared to 4Q’20 •EBITDA increased 91% •Profit margin widened from 46% to 50% •62% growth in total installs vs 39% growth in Nabors rig count ESG Focus 2021 Accomplishments: •~10% emissions intensity reduction in L48 •TRIR of 0.41, improved from 0.49 in 2020

Five Keys to Excellence 12 3 4 5 N A B O R S . C O M Resilience leading to growth in our International segment Technology & innovation rapidly taking hold in the market Progress on our commitment to delever Leading in Sustainability and the Energy Transition

1Perfo rm anc e E xc ellenc e In The Lo wer - 48 Leading in Lower-48 Daily Margins Lower-48 Daily Margins, Including NDS (and similar services for peers) $17,500 Scalable business that outpaces the competition • Nabors’ Lower-48 NDS segment contributed ~$2,111 per day in 4Q’21 • Consistently higher daily margin vs largest peers $15,000 $12,500 $10,000 $7,500 $5,000 $2,500 $0 1Q2Q 3Q 4Q 1Q2Q 3Q 4Q 1Q2Q 3Q 4Q 2019 2020 NBRPeer 1Peer 2 2021 Notes: • 1Q’20-2Q’20 includes one-time ~$1,200-$6,200 per day of ETF for our peers • 1Q’21 Peer adjusted for one-off item of ~$1,300 per day • Calculated based on reported financials • Nabors Drilling Solutions margin included N A B O R S . C O M7

Five Keys to Excellence 12 3 4 5 N A B O R S . C O M Resilience leading to growth in our International segment Technology & innovation rapidly taking hold in the market Progress on our commitment to delever Leading in Sustainability and the Energy Transition

2 Resilienc e Leading to Gro wth in Our Internatio nal S egm ent ResultsBolstered by Strong International Margins and RigCounts $15,000 International Margin per day (Avg. $13,451/day) Change in Average Rig Counts* 0% $10,000 -20% -40% $5,000 -60% $-1Q2Q3Q4Q1Q2Q3QQ4 20202021 -80% 1Q2Q3Q4Q1Q2Q3Q4Q 20202021 NBR InternationalNBR Lower 48Lower 48 Market *Nabors L48 represents rigs generating revenue N A B O R S . C O M9

2 Resilience Leading to Growth in Our International Segment

Significant International Opportunity

SANAD
Saudi Aramco Nabors Drilling

Embarking on Newbuild Program

- 50 rigs over the next 10 years, awarded 5 rigs to-date
- First deployment expect end of 1Q'22
- ~$70M capex in 2021 and ~ $150M expected in 2022, internally funded by SANAD
- 6-year initial contracts, full payout within 5 years, plus 4-year renewal at market
- Annual EBITDA of ~$10M per rig

International EBITDA Potential w/Estimated* Growth from SANAD alone



$90
$85
$80
$75
$70
$65
$60
Million
$8M Early Term
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2021
2022

These estimates are based on current market conditions and the projections are based on information received from third parties, which are subject to change.

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Five Keys to Excellence 12 3 4 5 N A B O R S . C O M Resilience leading to growth in our International segment Technology & innovation rapidly taking hold in the market Progress on our commitment to delever Leading in Sustainability and the Energy Transition

3 Improving Outlook For Our Technology & Innovation

Ground-Breaking and Scalable Now Drilling in the Permian

Nabors PACE®-R801: Industry's First Fully Automated Land Rig

1
Field performance on par with Nabors high-specification fleet

2
Fully robotic and controlled by one person; crew undertakes other value-added responsibilities

3
Fully isolates all personnel from the red zone

4
Robotics deliver consistent and repeatable performance

5
Opportunities to integrate featured robotics and automated technologies across Nabors fleet


PACE-R 800

PACE®-R801
Successfully completed its second pad for a supermajor in the Permian Basin

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3 Im pro v ing Outlo o k Fo r Our Tec hno lo gy & Inno v atio n NDS Capitalizing on Growing RigCount and Higher Penetration Expanding our high-value / high-margin low-capital technology services $60 $50 NDS Revenue & Gross Profit 55% 50% Revenue Up 77% Gross Profit Up 129% $40 $30 45% 40% 35% “Nabors is doing a great job as a key stakeholder of our drilling program with safety, quality, delivery and cost performance and developing technology and tools they deploy to continuously improve.” Bakken customer November 2021 $20 $10 $-3Q4Q1Q2Q3Q4Q 20202021 RevenueGross Profit% GM 30% 25% 20% N A B O R S . C O M13

3 Im pro v ing Outlo o k Fo r Our Tec hno lo gy & Inno v atio n Customer Adoption Fueling Rapid NDS Footprint Expansion NDS technology consistently adds value on both Nabors’ and Third-party rigs 140 120 U.S. Performance Software Installs U.S. RigCLOUD® Services Installs 80 71 7064 58 100 80 60 40 20 0 6052 5045 4035 30 20 10 0 ROCKit ® REVit ® SmartDRILL™ 3Q4Q1Q2Q3Q4Q 2020 3Q2020 4Q2021 1Q2021 2Q2021 3Q2021 4Q 20202021 Nabors3rd Party N A B O R S . C O M14

3 Improving Outlook For Our Technology & Innovation

Smart Suite™ Growth Trajectory Validates Customer Acceptance



Cumulative Number of Wells Drilled
1400
1200
1000
800
600
400
200
0
• 94% Customer Retention Rate*
• 1,250+ Wells Drilled
• Third-Party & International Deployment
SmartNAV™ & SmartSLIDE™ Solutions Commercialization
SmartDRILL™ Automation Commercialization
Third-Party SmartDRILL™ Deployment
Q2'17
Q4'17
Q2'18
Q4'18
Q2'19
Q4'19
Q2'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21

*The number of active users at 4Q'21 quarter-end continuing use of the service divided by the total number of active users at the beginning of the quarter

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3 Improving Outlook For Our Technology & Innovation

Industry's Most Robust App Portfolio

A broad suite of capabilities in optimization, automation, analytics, planning and more.



PLATFORM POWERED BY

- SmartROS™
- RigCLOUD®

50+ Smart Apps

- SmartSLIDE™
- REVit™
- SmartDRILL™
- SmartNAV™
- RigCLOUD Analytics™
- ROCKit™
- myDRILLS™
- SmartCRUISE™
- SmartPLAN™
- RigCLOUD Metrics™
- Integrated MPD
- Integrated TRS
- MWD Suite™
- + Upcoming SmartApps

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Five Keys to Excellence 12 3 4 5 N A B O R S . C O M Resilience leading to growth in our International segment Technology & innovation rapidly taking hold in the market Progress on our commitment to delever Leading in Sustainability and the Energy Transition

4 Pro gress o n Our Co m m itm ent to Delev er Significant Headway toward Financial Goals Semiannual FCF has been trending upward since 1H 2018 (previous downturn) $1.6B Net Debt reduction from previous high in 1Q 2018 $350 Free Cash Flow $4.5 Net Debt $300 $250 $200 Millions $100 $50 $-$(50) $(100) 1H2H1H2H1H2H1H2H 2018201920202021 $4.0 $3.5 $3.0 $2.5 $2.0 $1.5 $1.0 $0.5 $-Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2018 2019 2020 2021 Billions Note: For FCF and Net Debt see non-GAAP reconciliations in the Appendix N A B O R S . C O M18

4 Pro gress o n Our Co m m itm ent to Delev er Key Delevering Initiatives Free Cash Flow $312M for full year 2021, including Canada asset sale proceeds Warrants Innovative dividend issuance to incentivize delevering Asset Sales Optimizing our capital allocation with asset sales of $124M for 2021, including $94M from the sale of the Canada drilling assets Note: For FCF see non-GAAP reconciliations in the Appendix N A B O R S . C O M19

4 Pro gress o n Our Co m m itm ent to Delev er Debt Maturity Profile as of 1/31/22 In December and January: •Paid down $460 million on previous credit facility •Repurchased $89 million of 2023 and 2025 Senior Notes $1,000 $800 Millions (1) 15 $400 $200 $0 105 287 767 560 700 390 2022 2023 2024 2025 2026 2027 2028 Revolving Credit Facility (1) Notes Outstanding (2) (1) Previous facility terminated on 1/21/2022, new $350 million facility due in 2026, $15 million currently drawn (2) Face value of debt outstanding N A B O R S . C O M20

Five Keys to Excellence 12 3 4 5 O R S . C O M N A B Resilience leading to growth in our International segment Technology & innovation rapidly taking hold in the market Progress on our commitment to delever Leading in Sustainability and the Energy Transition

5 Leading in the Sustainability and Energy Transition

Moving Forward on the Energy Transition

Energy Efficiency & Emission Reduction Technologies

- Further differentiating Nabors rigs
- Expanding the implementation of solutions on third-party rigs

Expansion Beyond Oil & Gas

- Developing verticals on identified hydrogen, fuel efficiency and energy storage applications
- Leveraging IP to create products applicable beyond the rigs, including carbon capture technologies

Geothermal Development

- Providing expertise in drilling and engineering services & solutions
- Adding to the long-term power solution – creating Geothermal 2.0

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5 Leading in the Sustainability and Energy Transition

Growing Commitment to Operational and Environmental Stewardship

Dedicated to improving the environmental footprint of OFS

Operating rigs with the environment as a stakeholder

- 28 dual-fuel (blended natural gas & diesel)
- 1 using biodiesel
- 3 w/ advanced energy storage/management system
- 5 high-line (grid powered)

Investing in carbon capture, emissions monitoring and minimization, power management technologies

Driving Lower Carbon Intensity


Increasing Dual-Fuel Rig Count
11
13
14
23
28
YE 2020
1Q'21
2Q'21
3Q'21
4Q'21

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5 Leading in the Sustainability and Energy Transition



Geothermal Market Technology Advancements

Technological advancements are enabling wide-scale commercial geothermal development

Nabors and its predecessor entities have been continuously innovating in the energy sector for over 100 years

Innovative Drilling Technologies

Reducing cost per energy-unit produced by using and combining new technologies

Baseload

Reliable and available 24/7

Renewable

The heat is continuously replenished naturally

Ubiquitous

Ability to create heat reservoirs by drilling into deep, hard rock

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5 Leading in the Sustainability and Energy Transition

Geothermal Partners Selections

	Partner Goals	Benefits from Partnering with Nabors
SAGE GEOSYSTEMS	Integrating surface and subsurface systems for delivery of higher-heat harvesting efficiency at low capital cost through the use of alternative fluids and turbine innovations	Nabors' global footprint, technology development and deployment expertise, automaton and digitalization capabilities, and leadership in well construction
GeoX	Scaling supercritical utility-scale geothermal technologies on a global basis / seeking to displace coal power generation	Nabors' industry and regulatory expertise, global operational footprint and excellent track record in Health, Safety & Environment protocols
QUAISE ENERGY	Developing and globally scaling novel millimeter-wave drilling systems to drill up to 5 miles below the surface at radically lower cost	Nabors' existing global supply chain, as well as its development and deployment capabilities

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Nabors Investment Thesis Driving the evolution of energy production technology with: Leading position in automation and digitalization The largest international footprint in the drilling sector Commitment to advancing the energy transition N A B O R S . C O M26

Appendix N A B O R S . C O M27

Reconciliation of Adjusted EBITDA to Income (Loss) from Continuing Operations before Income Tax Adjusted EBITDA represents income (loss) from continuing operations before income taxes, interest expense, depreciation and amortization, earnings (loss) from unconsolidated affiliates, investment income (loss), impairments and other charges and other, net. Adjusted EBITDA is a non-GAAP financial measure and should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. In addition, adjusted EBITDA excludes certain cash expenses that the Company is obligated to make. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including adjusted EBITDA, because it believes that this financial measure accurately reflects the Company’s ongoing profitability and performance. Securities analysts and investors use this measure as one of the metrics on which they analyze the Company’s performance. Other companies in this industry may compute this measure differently. A reconciliation of this non-GAAP measure to income (loss) from continuing operations before income taxes, which is the most closely comparable GAAP measure, is provided below. Th re e Mo n th s E n de d (I n Th o u s an ds ) De ce mb e r 31 , Mar ch 31 , J u n e 30 , Se p t e mb e r 30 , De ce mb e r 31 , 2 0 2 0 2 0 2 12 0 2 12 0 2 12 0 2 1 Adjusted EBITDA $108,114 $107,730 $117,322 $125,232 $131,656 Depreciation and Amortization 208,654 177,276 (174,775) (173,375) (167,955) Adjusted Operating Income (loss) (100,540) (69,546) (57,453) (48,143) (36,299) Investment Income (loss) 3,342 1,263 (62) 200 156 Interest Expense (47,943) (42,975) (41,741) (42,217) (44,570) Other, net 80,049 (7,346) (66,455) (22,758) (10,170) I n co m e (lo s s ) fro m co n tin u in g o pe ratio n s be fo re in co m e tax e s ($65 ,092) ($1 1 8,604) ($1 65 ,684) ($1 1 2,91 8) ($90,883) N A B O R S . C O M28

Reconciliation of Net Debt to Total Debt Net debt is computed by subtracting the sum of cash, cash equivalents and short-term investments from total debt. This non-GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including net debt, because it believes that this financial measure accurately measures the Company’s liquidity. In addition, securities analysts and investors use this measure as one of the metrics on which they analyze the company’s performance. Other companies in this industry may compute this measure differently. A reconciliation of net debt to total debt, which is the nearest comparable GAAP financial measure, is provided in the table below. (I n Th o u s an ds ) De ce mb e r 31 ,Mar ch 31 ,J u n e 30 ,Se p t e mb e r 30 ,De ce mb e r 31 , 2 0 2 0 2 0 2 12 0 2 12 0 2 12 0 2 1 Long-Term Debt $2,968,701$2,898,879 $2,823,125$3,075,520 $3,262,795 Current Debt -----Total Debt $2,968,701$2,898,879 $2,823,125$3,075,520 $3,262,795 Cash & Short-term Investments $481,746$417,561$399,897 $771,884$991,488 Ne t D e bt $2,486,955$2,481 ,31 8 $2,423,228 $2,303,636 $2,271 ,307 N A B O R S . C O M29

Reconciliation of Free Cash Flow to Net Cash Provided by Operating Activities Free cash flow represents net cash provided by operating activities less cash used for investing activities. Free cash flow is an indicator of our ability to generate cash flow after required spending to maintain or expand our asset base. Management believes that this non-GAAP measure is useful information to investors when comparing our cash flows with the cash flows of other companies. This non-GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of the consolidated Company based on several criteria, including free cash flow, because it believes that these financial measures accurately reflect the Company's ongoing profitability and performance. A reconciliation of this measure to net cash provided by operating activities is provided below. N A B O R S . C O M30

NABORS INDUSTRIES LTD. Contact Us: William C. Conroy, CFA VP - Corporate Development and Investor Relations William.Conroy@nabors.com Kara K. Peak Director - Corporate Development and Investor Relations Kara.Peak@nabors.com NABORS.COM NABORS CORPORATE SERVICES 515 W. Greens Road Suite 1200 Houston, TX 77067-4525 @ n a b o r s g l o b a l